UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II
VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

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VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II
VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS

To be held on July 8, 2021
To the Shareholders of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”) (each, a “Fund” and, collectively, the “Funds”):
Notice is hereby given that joint Annual Meetings of Shareholders (each, a “Meeting”) of the Funds will be held telephonically via conference call on Thursday, July 8, 2021, with the Meeting to be held at 9:00 A.M., Eastern Time, for NCV, NCZ and ACV, at 9:30 A.M., Eastern Time, for NIE and CBH, and at 10:00 A.M., Eastern Time, for AIO and NFJ, for the following purposes, which are more fully described in the accompanying Proxy Statement:
1.
To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.
To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on May 13, 2021 as the record date for the determination of Shareholders entitled to receive notice of, and to vote at, the applicable Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund
Angela Borreggine
Secretary
Hartford, Connecticut
June 8, 2021

Due to the difficulties arising from COVID-19, the Meeting will be conducted telephonically. Any Shareholder wishing to participate in the Meeting can do so. If you were a record holder of Fund shares as of May 13, 2021, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 7, 2021 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of May 13, 2021, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 7, 2021 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of May 13, 2021 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.
In light of uncertainties relating to COVID-19, the Funds reserve the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to Shareholders or otherwise amend the Funds’ proxy materials. Although no decision has been made, the Funds may consider imposing additional procedures or limitations on Meeting attendees, subject to any restrictions imposed by applicable law. The Funds plan to announce these changes, if any, at https://ir.virtus.com/news/default.aspx, and encourage you to check this website prior to the Meeting.
It is important that your shares be represented at the applicable Meeting, telephonically or by proxy, no matter how many shares you own. Please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, prior to the Meeting date in order to ensure that your vote is counted. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the applicable Meeting to be held as scheduled.

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VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II
VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
101 Munson Street
Greenfield, MA 01301-9668
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021
This Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal years ended January 31, 2021 for ACV, NIE and NFJ and February 28, 2021 for AIO, NCV, NCZ and CBH, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the Funds’ Secretary in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668.
PROXY STATEMENT
June 8, 2021
FOR THE JOINT ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON JULY 8, 2021

Introduction
This Proxy Statement is furnished in connection with the solicitation by each Board of Trustees (the “Board”, or the “Trustees”) of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”), and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), each a Massachusetts business trust (each, a “Fund” and together, the “Funds”), of proxies to be voted at the Joint Annual Meetings of Shareholders of the Funds and any adjournment(s) or postponements(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to each of the joint Annual Meetings of Shareholders of NCV, NCZ and ACV, the joint Annual Meetings of Shareholders of NIE and

CBH, and the joint Annual Meetings of Shareholders of AIO and NFJ. Each Meeting will be held telephonically via conference call on July 8, 2021 at 9:00 a.m. Eastern Time for NCV, NCZ and ACV, 9:30 a.m. Eastern Time for NIE and CBH and 10:00 a.m. Eastern Time for AIO and NFJ.
Due to the difficulties arising from COVID-19, the Meeting will be conducted telephonically. Any Shareholder wishing to participate in the Meeting can do so. If you were a record holder of Fund shares as of May 13, 2021, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 7, 2021 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of May 13, 2021, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 7, 2021 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of May 13, 2021 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.
Each Meeting is scheduled as a joint meeting of the holders of all shares of the applicable Fund(s), which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of NCV, NCZ and ACV (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposals set forth herein (each, a “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for any other Fund.
The Board is responsible for the overall management of the respective Fund, including general oversight of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of each Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of the Trustees in one class expires.

The Board of each Fund has fixed the close of business on May 13, 2021 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the applicable Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund (subject to the below paragraph) and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees, except as otherwise described in the following paragraph.
At the Meeting, the election of certain Trustees (the “Preferred Shares Trustees”) of NCV, NCZ and ACV will be voted on exclusively by the applicable Fund’s Preferred Shareholders. For NCV and NCZ, with regard to any matter where holders of shares of preferred stock (the “Preferred Shares”) are entitled to vote as a class separate from holders of shares of common stock (the “Common Shares” and, together with the Preferred Shares, the “Shares”), including the election of Preferred Shares Trustees, each Preferred Share will entitle its holder to one vote for every $25.00 in liquidation preference represented by such Preferred Share (and any fraction of $25.00 shall be entitled to a proportionate fractional vote). For ACV, Preferred Shares will entitle their holders to one vote per share in the election of the Preferred Shares Trustees. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders of each of NCV, NCZ and ACV will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of auction rate preferred shares (“Auction Rate Preferred Shares”) with liquidation preference of $25,000 per share and cumulative preferred shares (“Cumulative Preferred Shares”) with liquidation preference of $25.00 per share.
The following table sets forth the number of Common Shares and Preferred Shares issued and outstanding of each Fund as of the close of business on the Record Date.

	Outstanding Common Shares	Outstanding Preferred Shares
NCV	90,373,569	4,008,931(a)
NCZ	76,115,749	4,366,501(b)
ACV	10,353,920	1,200,000
NIE	27,708,965	N/A
NFJ	94,801,581	N/A
CBH	18,258,516	N/A
AIO	34,338,682	N/A

(a)
Includes 8,931 Auction Rate Preferred Shares (entitled to 8,931,000 votes in the election of Preferred Shares Trustees) and 4,000,000 Cumulative Preferred Shares (entitled to 4,000,000 votes in the election of Preferred Shares Trustees).

(b)
Includes 6,501 Auction Rate Preferred Shares (entitled to 6,501,000 votes in the election of Preferred Shares Trustees) and 4,360,000 Cumulative Preferred Shares (entitled to 4,360,000 votes in the election of Preferred Shares Trustees).

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.
The table below summarizes the Proposals and the Shareholders entitled to vote thereon.
NCV:
The Common and Preferred Shareholders of NCV, voting together as a single class, have the right to vote on the election of George R. Aylward and on the re-election of Deborah A. DeCotis and James S. MacLeod as Trustees of NCV. The Preferred Shareholders of NCV voting as a separate class, have the right to vote on the election of F. Ford Drummond as Preferred Shares Trustee of NCV.
NCZ:
The Common and Preferred Shareholders of NCZ, voting together as a single class, have the right to vote on the election of George R. Aylward and Philip R. McLoughlin and on the re-election of Hans W. Kertess and James S. MacLeod as Trustees of NCZ. The Preferred Shareholders of NCZ, voting as a separate class, have the right to vote on the election of F. Ford Drummond as Preferred Shares Trustee of NCZ.
ACV:
The Common and Preferred Shareholders of ACV, voting together as a single class, have the right to vote on the election of George R. Aylward and Philip R. McLoughlin and on the re-election of Deborah A. DeCotis as Trustees of ACV. The Preferred Shareholders of ACV, voting as a separate class, have the right to vote on the election of Sarah E. Cogan as Preferred Shares Trustee of ACV.
NIE:
The Common Shareholders of NIE, voting as a single class, have the right to vote on the election of George R. Aylward and Philip R. McLoughlin and on the re-election of F. Ford Drummond and James S. MacLeod as Trustees of NIE.
NFJ:
The Common Shareholders of NFJ, voting as a single class, have the right to vote on the election of George R. Aylward and Philip R. McLoughlin and on the re-election of Hans W. Kertess, James S. MacLeod and William B. Ogden, IV as Trustees of NFJ.
CBH:
The Common Shareholders of CBH, voting as a single class, have the right to vote on the election of George R. Aylward and on the re-election of Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Davey S. Scoon, as Trustees of CBH.
AIO:
The Common Shareholders of AIO, voting as a single class, have the right to vote on the election of George R. Aylward, Philip R. McLoughlin, F. Ford Drummond and James S. MacLeod, as Trustees of AIO.
Summary
Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
NCV
Independent Trustees
Re-election of Deborah A. DeCotis	✓	✓
Election of F. Ford Drummond		✓
Re-election of James S. MacLeod	✓	✓
Interested Trustee
Election of George R. Aylward	✓	✓

Proposal	Common Shareholders	Preferred Shareholders
NCZ
Independent Trustees
Election of Philip R. McLoughlin	✓	✓
Election of F. Ford Drummond		✓
Re-election of Hans W. Kertess	✓	✓
Re-election of James S. MacLeod	✓	✓
Interested Trustee
Election of George R. Aylward	✓	✓
ACV
Independent Trustees
Election of Sarah E. Cogan		✓
Re-election of Deborah A. DeCotis	✓	✓
Election of Philip R. McLoughlin	✓	✓
Interested Trustee
Election of George R. Aylward	✓	✓
NIE
Independent Trustees
Re-election of F. Ford Drummond	✓	N/A
Re-election of James S. MacLeod	✓	N/A
Election of Philip R. McLoughlin	✓	N/A
Interested Trustee
Election of George R. Aylward	✓	N/A
NFJ
Independent Trustees
Re-election of Hans W. Kertess	✓	N/A
Re-election of James S. MacLeod	✓	N/A
Re-election of William B. Ogden IV	✓	N/A
Election of Philip R. McLoughlin	✓	N/A
Interested Trustee
Election of George R. Aylward	✓	N/A

Proposal	Common Shareholders	Preferred Shareholders
CBH
Independent Trustees
Re-election of Hans W. Kertess	✓	N/A
Re-election of William B. Ogden IV	✓	N/A
Re-election of Alan Rappaport	✓	N/A
Re-election of Davey S. Scoon	✓	N/A
Interested Trustee
Election of George R. Aylward	✓	N/A
AIO
Independent Trustees
Election of F. Ford Drummond	✓	N/A
Election of James S. MacLeod	✓	N/A
Election of Philip R. McLoughlin	✓	N/A
Interested Trustee
Election of George R. Aylward	✓	N/A

*
“Independent Trustee” is a Trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund. Mr. Aylward is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Adviser and its affiliates.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, or by telephone using the toll-free number listed on the proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 101 Munson Street, Greenfield, MA 01301-9668 (ii) by properly executing and submitting a later-dated proxy vote or (iii) by participating in the Meeting telephonically in accordance with the instructions provided in the Meeting notice and under the headings “Introduction” and “Additional

Information — Quorum, Adjournments and Methods of Tabulation” in this Proxy Statement. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.
The principal executive offices of the Funds are located at 101 Munson Street, Greenfield, MA 01301-9668. Virtus Investment Advisers, Inc. (the "Adviser") serves as the investment adviser of each Fund and Allianz Global Investors U.S. LLC (“AllianzGI US”) serves as the sole subadviser of all the Funds except NFJ for which both NFJ Investment Group, LLC (“NFJ Group” and together with AllianzGI US, the “Subadvisers”) and AllianzGI US serve as the Fund’s subadvisers. Additional information regarding the Adviser and the Subadvisers is found under “Additional Information — Investment Adviser and Subadvisers” below.
The solicitation will be primarily by mail and the cost of soliciting proxies for a Fund will be borne individually by each Fund. Certain officers of the Funds and certain officers and employees of the Adviser or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by each Fund based on its relative net assets.
Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.
As of the Record Date, the Trustees and officers of each Fund, as a group and individually, beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of AIO, NCV, NCZ, CBH, ACV, NIE or NFJ:

Beneficial Owner	Fund	Percentage of Ownership/ Class
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	ACV	6.93% of Common Shares
Metropolitan Life Insurance Co/NY One MetLife Way Whippany, NJ 07981	ACV	100% of Preferred Shares
Morgan Stanley 1585 Broadway New York, NY 10036	CBH	5.11% of Common Shares
Punch & Associates Investment Management Inc.7701 France Ave South,Suite 300 Edina MN 55435	CBH	5.14% of Common Shares
Bramshill Investments LLC 411 Hackensack Avenue, 9th Floor Hackensack, NJ 07601	NCV	20.54% of Preferred Shares
RiverNorth Capital Management LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654	NCZ	5.63% of Common Shares
Parametric Portfolio Associates LLC 800 Fifth Avenue, Suite 2800 Seattle, WA 98104	NFJ	7.02% of Common Shares
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	NIE	7.48% of Common Shares
UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCV	62.30% of Preferred Shares(1)
UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCZ	51.89% of Preferred Shares(1)

(1)
Ownership percentages shown are equal to the number of votes attributable to shareholder’s Preferred Shares divided by the total votes attributable to all Preferred Shares. As described above under

“Introduction,” the Auction Rate Preferred Shares and Cumulative Preferred Shares have liquidation preferences of $25,000 per share and $25.00 per share, respectively, and are entitled to one vote per $25.00 in liquidation preference. For NCV, as of the Record Date, UBS Group AG’s Preferred Shares represented 90.20% of NCV’s Auction Rate Preferred Shares outstanding and less than 1% of NCV’s Cumulative Preferred Shares outstanding. For NCZ, as of the Record Date, UBS Group AG’s Preferred Shares represented 86.69% of NCZ’s Auction Rate Preferred Shares outstanding and no Cumulative Preferred Shares.
PROPOSAL: ELECTION OF TRUSTEES
In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration”), the Trustees have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. Each Fund’s Governance and Nominating Committee has recommended the nominees listed herein for election or re-election, as the case may be, as Trustees by the Shareholders of the Funds. A Trustee of a Fund elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
NCV.   With respect to NCV, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2022 through February 28, 2023); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2023-2024 fiscal (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024). Currently, Deborah A. DeCotis, F. Ford Drummond and James S. MacLeod are Class III Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. DeCotis and Mr. MacLeod for re-election by the Common and Preferred Shareholders, voting as a single class, as Class III Trustees and Mr. Drummond for election by the Preferred Shareholders as a Class III Trustee. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating George R. Aylward for election by the Common and Preferred Shareholders, voting as a single class, as Class II Trustee. Consistent with the Fund’s Declaration, if elected or re-elected the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Ms. DeCotis and Messrs. Drummond and MacLeod will serve terms consistent with the Class III Trustees and Mr. Aylward will serve a term consistent with the Class II Trustees.

NCZ.   With respect to NCZ, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2022 through February 28, 2023); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024). Currently, F. Ford Drummond, Hans W. Kertess and James S. MacLeod are Class III Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Kertess and MacLeod for re-election by the Common and Preferred Shareholders, voting as a single class, as Class III Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Mr. Drummond for election by the Preferred Shareholders as a Class III Trustee. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating for election by the Common and Preferred Shareholders, voting as a single class, George R. Aylward as a Class II Trustee and Philip R. McLoughlin as a Class I Trustee. Consistent with the Fund’s Declaration, if elected or re-elected the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected, at the Meeting, Messrs. Drummond, Kertess and MacLeod will serve terms consistent with the Class III Trustees, Mr. McLoughlin will serve a term consistent with the Class I Trustees, and Mr. Aylward will serve a term consistent with the Class II Trustees.
ACV.   With respect to ACV, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2022 through January 31, 2023); and the term of office of the Class II Trustees will expire at the annual meeting of the Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2023 through January 31, 2024). Currently, Sarah E. Cogan and Deborah A. DeCotis are Class III Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. DeCotis for re-election by the Common and Preferred Shareholders, voting as a single class, as a Class III Trustee. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. Cogan for election by the Preferred Shareholders as a Class III Trustee. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating for election by the Common and Preferred Shareholders, voting as a single class, George R. Aylward as a Class II Trustee and Philip R. McLoughlin as a Class III Trustee. Consistent with the Fund’s Declaration, if elected or re-elected the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected, as applicable, at the Meeting, Mses. Cogan and DeCotis and Mr. McLoughlin will serve terms consistent with the Class III Trustees, and Mr. Aylward will serve a term consistent with the Class II Trustees.
NIE.   With respect to NIE, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2022 through January 31, 2023); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2023 through January 31, 2024). Currently, F. Ford Drummond and James S. MacLeod are Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Drummond and MacLeod for re-election as Class II Trustees and Philip R. McLoughlin for election as a Class II Trustee. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating George R. Aylward for election as a Class III Trustee. Consistent with the Fund’s Declaration, if re-elected or elected, as applicable, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected, as applicable, at the Meeting, Messrs. Drummond, MacLeod and McLoughlin will serve terms consistent with the Class II Trustees, and Mr. Aylward will serve a term consistent with the Class III Trustees.
NFJ.   With respect to NFJ, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2022 through January 31, 2023); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2023 through January 31, 2024). Currently, Hans W. Kertess, James S. MacLeod and William B. Ogden IV are Class I Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Kertess, MacLeod and Ogden for re-election as Class I Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating George R. Aylward and Philip R. McLoughlin for election as Class II Trustees. Consistent with the Fund’s Declaration, if elected or re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Messrs. Kertess, MacLeod and Ogden will serve terms consistent with the Class I Trustees, and Messrs. Aylward and McLoughlin will serve terms consistent with the Class II Trustees.

CBH.   With respect to CBH, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2022 through February 28, 2023); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024). Currently, Hans W. Kertess, William B. Ogden IV, Alan Rappaport and Davey S. Scoon are Class I Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Kertess, Ogden, Rappaport and Scoon for re-election as Class I Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating George R. Aylward for election as a Class III Trustee. Consistent with the Fund’s Declaration, if re-elected or elected, as applicable, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected or elected at the Meeting, as applicable, Messrs. Kertess, Ogden, Rappaport and Scoon will serve a term consistent with the Class I Trustees, and Mr. Aylward will serve a term consistent with the Class III Trustees.
AIO.   With respect to AIO, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2022 through February 28, 2023); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024). Currently, F. Ford Drummond and James S. MacLeod are Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Drummond, MacLeod and McLoughlin for election as Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating George R. Aylward for election as a Class III Trustee. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, as applicable, Messrs. Ford, MacLeod and McLoughlin will serve a term consistent with the Class II Trustees, and Mr. Aylward will serve a term consistent with the Class III Trustees.

Trustee	Class	Expiration of Term if Elected(1)
NCV
Deborah A. DeCotis	Class III	Annual Meeting of the 2024 – 2025 fiscal year
F. Ford Drummond	Class III	Annual Meeting of the 2024 – 2025 fiscal year
James S. MacLeod	Class III	Annual Meeting of the 2024 – 2025 fiscal year
George R. Aylward(2)	Class II	Annual Meeting of the 2023 – 2024 fiscal year
NCZ
F. Ford Drummond	Class III	Annual Meeting of the 2024 – 2025 fiscal year
Hans W. Kertess	Class III	Annual Meeting of the 2024 – 2025 fiscal year
James S. MacLeod	Class III	Annual Meeting of the 2024 – 2025 fiscal year
Philip R. McLoughlin	Class I	Annual Meeting of the 2022 – 2023 fiscal year
George R. Aylward(2)	Class II	Annual Meeting of the 2023 – 2024 fiscal year
ACV
Sarah E. Cogan	Class III	Annual Meeting of the 2024 – 2025 fiscal year
Deborah A. DeCotis	Class III	Annual Meeting of the 2024 – 2025 fiscal year
Philip R. McLoughlin	Class III	Annual Meeting of the 2024 – 2025 fiscal year
George R. Aylward(2)	Class II	Annual Meeting of the 2023 – 2024 fiscal year
NIE
F. Ford Drummond	Class II	Annual Meeting of the 2024 – 2025 fiscal year
James S. MacLeod	Class II	Annual Meeting of the 2024 – 2025 fiscal year
Philip R. McLoughlin	Class II	Annual Meeting of the 2024 – 2025 fiscal year
George R. Aylward(2)	Class III	Annual Meeting of the 2022 – 2023 fiscal year
NFJ
Hans W. Kertess	Class I	Annual Meeting of the 2024 – 2025 fiscal year
James S. MacLeod	Class I	Annual Meeting of the 2024 – 2025 fiscal year
William B. Ogden, IV	Class I	Annual Meeting of the 2024 – 2025 fiscal year
Philip R. McLoughlin	Class II	Annual Meeting of the 2022 – 2023 fiscal year
George R. Aylward(2)	Class II	Annual Meeting of the 2022 – 2023 fiscal year
CBH
Hans W. Kertess	Class I	Annual Meeting of the 2024 – 2025 fiscal year
William B. Ogden, IV	Class I	Annual Meeting of the 2024 – 2025 fiscal year
Alan Rappaport	Class I	Annual Meeting of the 2024 – 2025 fiscal year
Davey S. Scoon	Class I	Annual Meeting of the 2024 – 2025 fiscal year

Trustee	Class	Expiration of Term if Elected(1)
George R. Aylward(2)	Class III	Annual Meeting of the 2023 – 2024 fiscal year
AIO
F. Ford Drummond	Class II	Annual Meeting of the 2024 – 2025 fiscal year
James S. MacLeod	Class II	Annual Meeting of the 2024 – 2025 fiscal year
Philip R. McLoughlin	Class II	Annual Meeting of the 2024 – 2025 fiscal year
George R. Aylward(2)	Class III	Annual Meeting of the 2022 – 2023 fiscal year

(1)
A Trustee of a Fund elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(2)
Mr. Aylward is an “interested trustee,” as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Adviser and its affiliates.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund, and thus promotes the continuity of management.
Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).
Trustees and Officers
The business of each Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of each Fund’s Declaration, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.
Board Leadership Structure — Assuming the nominees are elected as proposed, the Board of Trustees of ACV, AIO, NCZ, NIE and NFJ will consist of ten Trustees, with nine of the ten Trustees being Independent Trustees, which would mean 90% of Board members are Independent Trustees. For NCV and CBH, the Board of Trustees will consist of nine Trustees, with eight of the nine Trustees being Independent Trustees, which would mean more than 88% of the Board members are Independent Trustees. An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board and acts as a liaison with the Adviser, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. In addition, one advisory Trustee is associated with ACV, AIO, NCZ, NIE and NFJ and two advisory Trustees are associated with NCV and CBH.
Mr. Rappaport has been selected by the Independent Trustees to serve as Chair of the Board of each Fund. Messrs. Kertess and Scoon have been selected by the Independent Trustees to serve as Vice Chair of the Board of each Fund. If re-elected by Shareholders of CBH, Mr. Rappaport will continue to serve as Chair of the Board of each Fund. If re-elected by Shareholders of NCZ, NFJ and CBH, Mr. Kertess will continue to serve as Vice Chair of the Board of each Fund. If re-elected by Shareholders of CBH, Mr. Scoon will continue to serve as the Vice Chair of the Board of that Fund.
The Board of Trustees of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone or videoconference.
The Board of Trustees has established six standing Committees to facilitate the Trustees’ oversight of the management of each Fund: the Audit Oversight Committee, the Compliance Committee, the Contracts Committee, the Governance and Nominating Committee, the Performance Committee and the Valuation Committee. The functions and role of each Committee are described below under “— Board Committees and Meetings.” The membership of each Committee includes, at a minimum, all of the current Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.
The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and having Independent Trustees serve as Committee Chairs, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the complexity of the closed-end fund structure, and the management and other service arrangements of each Fund and the

Fund Complex. The Board also believes that its structure, including the presence of one Trustee who is an executive with one or more Adviser-affiliated entities (which would continue to be the case for all Funds, if Mr. Aylward is elected to serve as Trustee of the Funds), facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.
Board’s Role in Risk Oversight
As a registered investment company, each Fund is subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, legal and regulatory risks, valuation risks, and cybersecurity-related risks. As part of its overall activities, the Board oversees the management of each Fund’s risk management structure by the Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Funds’ Adviser, Subadviser, administrator, officers and legal counsel prepare regular reports to each Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and representatives of the Adviser and the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
The Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are reasonably designed to detect and prevent violations of the federal securities laws.
In connection with its annual review of each Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and the administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Funds, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.
The Trustees of the Funds, their years of birth, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex that the Trustees oversee and other directorships held by the Trustees are listed in the following tables. Except as shown, each Trustee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

INFORMATION ABOUT THE TRUSTEES,
AND ADVISORY BOARD MEMBERS
The following table provides information concerning the Trustees and Advisory Board Members of the Funds.
Independent Trustees(1)
Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees
Sarah E. Cogan YOB: 1956 Portfolios Overseen: 99	Trustee, ACV, AIO, CBH, NIE, NCV, NCZ, NFJ since 2019	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm)(since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018)	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).
Deborah A. DeCotis YOB: 1952 Portfolios Overseen: 99	Trustee, NCV, NCZ, NIE & NFJ (Since 2011) ACV — April 2015 CBH — May 2017 AIO — October 2019	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund;

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
		Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014)	Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), and PIMCO Flexible Credit Income Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund,

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios).
F. Ford Drummond YOB: 1962 Portfolios Overseen: 99	Trustee, NCV, NCZ, NIE & NFJ — June 2015 ACV — April 2015 CBH — May 2017 AIO — October 2019	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMI Health Plans (benefits administration)	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Hans W. Kertess YOB: 1939 Portfolios Overseen: 7	Trustee, NCZ & NCV — February 2004 NFJ — September 2006 NIE — June 2007 ACV — April 2015 CBH — May 2017 AIO — October 2019	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).	Trustee, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios).
James S. MacLeod YOB: Portfolios Overseen: 7	Trustee, NCV, NCZ, NIE & NFJ — June 2015 ACV — April 2015 CBH — May 2017 AIO — October 2019	Non-Executive Chairman, CoastalSouth Bancshares, Inc. (since 2018); Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa. Formerly, Chief Executive Officer of CoastalSouth Bancshares (2010 – 2018); President and Chief Operating Officer,	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Coastal States Bank (2007 – 2018); Managing Director and President, Homeowners Mortgage, a subsidiary of Coastal States Bank (2007 – 2018), Executive Vice President, Mortgage Guaranty Insurance Corporation (1984 – 2004).
Philip R. McLoughlin YOB: 1946 Portfolios Overseen: 102	Trustee, AIO, ACV, NCZ, NIE, NFJ (Since 2021); Advisory Trustee, CBH, NCV (Since 2021)	Retired	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
William B. Ogden, IV YOB: 1945 Portfolios Overseen: 7	NCZ, NCV & NFJ — September 2006 NIE — June 2007 ACV — April 2015 CBH — May 2017 AIO — October 2019	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	Trustee, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund,

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Inc., and PIMCO Managed Accounts Trust (5 portfolios).
Alan Rappaport YOB: 1953 Portfolios Overseen: 7	NCV, NCZ, NIE & NFJ — June 2010 ACV — April 2015 CBH — May 2017 AIO — October 2019	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005 – 2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007 – 2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009 – 2018).	Trustee, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios).
Davey S. Scoon YOB: 1946 Portfolios Overseen: 7	ACV — April 2015 NCV, NCZ, NIE & NFJ — June 2015 CBH — May 2017 AIO — October 2019	Formerly, Adjunct Professor, University of Wisconsin-Madison (2011 – 2019)	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly,

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Director, Biodel Inc. (2013 – 2016);
Interested Trustee
Aylward, George R.* YOB: 1964 Portfolios Overseen: 103	Trustee, ACV, AIO, CBH, NCV, NCZ, NIE, NFJ (Since 2021)	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005)	Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (4 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
Advisory Board Members(4)
Philip R. McLoughlin See above.	CBH and NCZ since 2021	Retired.	See above.
Brian T. Zino YOB: 1952 Portfolios Overseen:99	Advisory Trustee, ACV, AIO, CBH, NCV, NCZ, NIE, NFJ (Since 2021)	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008),

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. ("Virtus"), the ultimate parent company of the Adviser and NFJ Group, and various positions with its affiliates.

(1)
The business address of each Trustee and Advisory Board Member is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including NFJ Group, serves as investment adviser.

(3)
Each Trustee currently serves a one- to three-year term concurrent with the class of Trustees for which he or she serves.

(4)
Advisory Board Members are not voting members of a Fund’s Board of Trustees and they provide advice to the Board, as requested. Mr. McLoughlin was appointed as an Advisory Board Member for CBH and NCV and Mr. Zino was appointed an Advisory Board Member of all Funds effective February 1, 2021.

Securities Ownership
For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Funds, and on an aggregate basis, as of the Record Date, in any registered investment companies overseen by the Trustee within the “family of investment companies” including the Funds. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
INDEPENDENT TRUSTEES
Sarah E. Cogan		Over $100,000
AllianzGI Convertible & Income Fund	$10,001 – $50,000
AllianzGI Convertible & Income Fund II	$10,001 – $50,000
AllianzGI Equity & Convertible Income Fund	$10,001 – $50,000
AllianzGI Dividend Interest & Premium Strategy Fund	$10,001 – $50,000
AllianzGI Diversified Income & Convertible Fund	$10,001 – $50,000
AllianzGI Convertible & Income 2024 Target Term Fund	$10,001 – $50,000
Deborah A. DeCotis	None	Over $100,000
F. Ford Drummond		Over $100,000
AllianzGI Diversified Income & Convertible Fund	Over $100,000
Hans W. Kertess	None	None
James S. MacLeod		$50,001 – $100,000
AllianzGI Convertible & Income Fund	$1 – $10,000
AllianzGI Convertible & Income Fund II	$1 – $10,000
AllianzGI Equity & Convertible Income Fund	$10,001 – $50,000
AllianzGI Dividend Interest & Premium Strategy Fund	$10,001 – $50,000
AllianzGI Artificial Intelligence & Technology Opportunities Fund	$50,001 – $100,000
Philip R. McLoughlin	None	Over $100,000
William B. Ogden, IV	None	None
Alan Rappaport		Over $100,000
AllianzGI Convertible & Income Fund	$10,001 – $50,000
AllianzGI Convertible & Income Fund II	$10,001 – $50,000
AllianzGI Equity & Convertible Income Fund	$10,001 – $50,000
AllianzGI Dividend Interest & Premium Strategy Fund	$10,001 – $50,000
AllianzGI Diversified Income & Convertible Fund	$10,001 – $50,000
AllianzGI Convertible & Income 2024 Target Term Fund	$10,001 – $50,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Davey S. Scoon	None	None
INTERESTED TRUSTEE
George R. Aylward	None	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services. Securities are valued as of the Record Date.

To the knowledge of the Funds, as of the Record Date, Trustees who are Independent Trustees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.
Trustees’ Compensation
Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $150,000, payable quarterly. The Independent Chair of the Boards receives an additional $25,000 per year, payable quarterly. The Audit Oversight Committee Chair receives an additional $15,000 annually, payable quarterly. The Performance Committee Chair receives an additional $10,000 annually, payable quarterly. The Contracts Committee Chair receives an additional $10,000 annually, payable quarterly. The Valuation Committee Chair receives an additional $5,000 annually, payable quarterly. The Compliance Committee Chair receives an additional $5,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.
Each Trustee’s compensation and other costs in connection with joint meetings are allocated among the Funds based on each such Fund’s relative net assets. Messrs. Drummond, McLoughlin, and Zino and Mses. Cogan and DeCotis serve as a trustee, advisory member or director of a number of closed-end and open-end funds for which the Adviser serves as investment manager (‘‘Virtus-Sponsored Funds’’). They receive separate compensation from the Virtus-Sponsored Funds in addition to amounts received for service on the Boards of the Funds. As a result, their compensation relating to the Boards of the Funds is allocated on the basis of the relative net assets of the Funds and the Virtus-Sponsored Funds, as well as other relevant factors such as the complexity of issues related to each such Fund, so that the proportion of their base compensation allocated to these Funds is $60,000.
The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Funds on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (formerly, Allianz Funds) or Virtus Strategy Trust (formerly, Allianz Funds Multi-Strategy Trust) selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar years 2019 and 2020 were in cash, on a current basis. The Funds still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan. Effective March 3, 2021, the Funds established a new deferred compensation plan pursuant to which each Independent Trustee has the opportunity to elect not to receive all or a portion of his or her fees from the Funds on a current basis, but instead to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees.
The following table provides information concerning the aggregate compensation paid to the Trustees of the Funds who are not “interested persons” (as defined in the 1940 Act) for the fiscal years or periods, as applicable, ended January 31, 2021 for ACV, NIE and NFJ, and February 28, 2021 for NCV, NCZ, CBH and AIO. For the calendar year ended December 31, 2020, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Adviser, or of any entity controlling, controlled by or under common control with the Adviser, including any Trustee who is an interested person, serves without any compensation from the Funds.

Name of Trustee	Aggregate Compensation from ACV for the Fiscal Year Ended January 31, 2021	Aggregate Compensation from NIE for the Fiscal Year Ended January 31, 2021	Aggregate Compensation from NFJ for the Fiscal Year Ended January 31, 2021	Aggregate Compensation from NCV for the Fiscal Year Ended February 28, 2021	Aggregate Compensation from NCZ for the Fiscal Year Ended February 28, 2021	Aggregate Compensation from CBH for the Fiscal Year Ended February 28, 2021	Aggregate Compensation from AIO for the Fiscal Year Ended February 28, 2021	Total Compensation from the Funds and Fund Complex(1) Paid to Trustee for the Calendar Year Ended December 31, 2020(2)
Sarah E. Cogan	$3,072	$7,973	$13,980	$5,164	$3,900	$1,923	$8,870	$470,000
Deborah A. DeCotis	$2,948	$7,652	$13,416	$4,954	$3,742	$1,845	$8,510	$535,000
F. Ford Drummond	$3,010	$7,813	$13,698	$5,059	$3,821	$1,884	$8,690	$240,000
Hans W. Kertess	$2,948	$7,652	$13,416	$4,954	$3,742	$1,845	$8,510	$460,000
James S. MacLeod	$3,072	$7,973	$13,980	$5,164	$3,900	$1,923	$8,870	$245,000
Philip R. McLoughlin(3)	—	—	—	$105	$79	$39	$180	—
William B. Ogden, IV	$3,010	$7,813	$13,698	$5,059	$3,821	$1,884	$8,690	$465,000
Alan Rappaport	$3,888	$10,093	$17,696	$6,538	$4,938	$2,435	$11,230	$535,000

Name of Trustee	Aggregate Compensation from ACV for the Fiscal Year Ended January 31, 2021	Aggregate Compensation from NIE for the Fiscal Year Ended January 31, 2021	Aggregate Compensation from NFJ for the Fiscal Year Ended January 31, 2021	Aggregate Compensation from NCV for the Fiscal Year Ended February 28, 2021	Aggregate Compensation from NCZ for the Fiscal Year Ended February 28, 2021	Aggregate Compensation from CBH for the Fiscal Year Ended February 28, 2021	Aggregate Compensation from AIO for the Fiscal Year Ended February 28, 2021	Total Compensation from the Funds and Fund Complex(1) Paid to Trustee for the Calendar Year Ended December 31, 2020(2)
Davey S. Scoon	$2,948	$7,652	$13,416	$4,954	$3,742	$1,845	$8,510	$235,000
Advisory Board Member Brian T. Zino(3)	—	—	—	$105	$79	$39	$180	—

(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including NFJ Group, serves as investment adviser.

(2)
During the calendar year 2020, Mses. Cogan and DeCotis and Messrs. Drummond, Kertess, Ogden, Rappaport and Scoon served as Trustees of the open-end funds sponsored by AllianzGI US (the “AllianzGI Funds”), which were liquidated (in the case of Premier Multi-Series VIT and AllianzGI Institutional Multi-Series Trust) or transitioned to Virtus Investment Advisers as part of a strategic alliance that closed on February 1, 2021 and are now known as the Virtus Investment Trust (“VIT”, formerly Allianz Funds) and Virtus Strategy Trust (“VST”, formerly Allianz Funds Multi-Strategy Trust). Mses. Cogan and DeCotis and Mr. Drummond continue to serve as Trustees of VIT and VST. During the calendar year 2020, Mses. Cogan and DeCotis and Messrs. Kertess, Ogden and Rappaport served as Trustees of certain closed-end funds for which Pacific Investment Management Company LLC (“PIMCO”), an affiliate of AllianzGI US, served as Adviser. Compensation for the applicable PIMCO funds is included in the Total Compensation for those Trustees.

(3)
Mr. McLoughlin was appointed Trustee of ACV, NIE, NFJ, NCZ and AIO and Advisory Trustee of CBH and NCV effective February 1, 2021; Mr. Zino was appointed Advisory Board Member of all the Funds effective February 1, 2021.

Trustee Qualifications
The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.
Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Trustee do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with each Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, NFJ Group, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Sarah E. Cogan.   Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the former Independent Trustees of the Funds and as counsel to other independent trustees, investment companies and asset management firms. Ms. Cogan is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Deborah A. DeCotis.   Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and the Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
F. Ford Drummond.   Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also is a past chairman and member of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. Mr. Drummond is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Hans W. Kertess.   Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.
James S. MacLeod — Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Executive Chairman of Coastal Bancshares and Chairman of the Board of Coastal States Bank. He is also on the board of Sykes Enterprises, Inc. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Vice Chairman of the Board and as a member of the Executive Committee.
Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief

Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/ trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.
Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently Advisory Director of an investment banking firm.
Davey S. Scoon — Mr. Scoon has many years of senior executive experience in the financial services industry, including 14 years as Chief Operating Officer of Colonial Mutual Funds. He has a background and experience in accounting and finance as well as experience as an officer of public companies. He served as Chief Administrative and Financial Officer for Tom’s of Maine and SunLife Financial — U.S. He serves on several public company boards. He is a director of several biomedical companies, including serving as board chair of a health plan with a $1 billion investment portfolio. He also provides significant financial expertise and has been determined by the Board to be an “audit committee financial expert.”
Advisory Board Member Qualifications
Brian T. Zino.   Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1998 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of the Investment Company Institute (1998 to 2008). Mr. Zino is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Board Committees and Meetings.
Audit Oversight Committee.   The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Mses. Cogan and DeCotis and Messrs. Drummond, Kertess, MacLeod, McLoughlin, Ogden, Rappaport and Scoon, each of whom is an Independent Trustee. Mr. Zino is an Advisory Member and Mr. Scoon is the current Chair of each Fund’s Audit Oversight Committee.
Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Adviser and entities in a control relationship with the Adviser that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.
The Board of each Fund has adopted a written Audit Oversight Committee charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended to date, is attached to this Proxy Statement as Exhibit A.
Compliance Committee.   Each Fund’s Compliance Committee is currently composed of all Trustees. Mr. Zino is an Advisory Member and Mr. Drummond is the current Chair of each Fund’s Compliance Committee. The Compliance Committee’s responsibilities include providing oversight with respect to regulatory and fiduciary compliance matters involving each Fund, reviewing and making recommendations regarding compliance policies and procedures, receiving reports from the CCO as to the results of internal audit functions, advising each Fund’s Board on matters relating to the CCO and serving as principal liaison between each Fund’s Board and compliance officers. The Board of each Fund has adopted a written Compliance Committee charter for its Compliance Committee.
Contracts Committee.   Each Fund’s Contracts Committee is currently composed of Mses. Cogan and DeCotis and Messrs. Drummond, Kertess, MacLeod, McLoughlin, Ogden, Rappaport and Scoon, each of whom is an

Independent Trustee. Mr. Zino is an Advisory Member and Ms. Cogan is the current Chair of each Fund’s Contracts Committee. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans.
Governance and Nominating Committee.   Each Fund’s Governance and Nominating Committee is currently composed of Mses. Cogan and DeCotis and Messrs. Drummond, Kertess, MacLeod, McLoughlin, Ogden, Rappaport and Scoon, each of whom is an Independent Trustee. Each member of each Fund’s Governance and Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed. Mr. Zino is an Advisory Member and Mr. Rappaport is the current Chair of each Fund’s Governance and Nominating Committee. The Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees (including Board education) and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Funds. It is the policy of the Governance and Nominating Committee to consider trustee nominees recommended by Shareholders. The procedures by which Shareholders can submit nominee recommendations to the Governance and Nominating Committee are summarized below and set forth in each Fund’s Governance and Nominating Committee Charter. The Governance and Nominating Committee also periodically reviews and recommends for approval by the Board the structure and level of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any committees of the Board.
Qualifications, Evaluation and Identification of Trustee Nominees.   The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Governance and Nominating Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience, (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Funds’ current Trustees, the Funds’ officers, the Adviser, Shareholders of any Fund and any other source the Governance and

Nominating Committee deems appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates.
Consideration of Candidates Recommended by Shareholders.   The Governance and Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Funds,” which are set forth as Appendix A to each Fund’s Governance and Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or Shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Governance and Nominating Committee Charter, available at
https://www.virtus.com/assets/files/48y/virtus-allianzgi-cef-gov-nom-charter.pdf
The Governance and Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of any Fund.
Performance Committee.   Each Fund’s Performance Committee is currently composed of all Trustees. Mr. Zino is an Advisory Member and Mr. MacLeod is the current Chair of each Fund’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Adviser.
Valuation Committee.   Each Fund’s Valuation Committee is currently composed of all Trustees. Mr. Zino is an Advisory Member and Mr. Ogden is the current Chair of each Fund’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Board of each Fund for overseeing determinations of the fair value of each Fund’s portfolio securities on behalf of each Fund’s Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Funds’ administrator regarding fair value made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.
Meetings.
With respect to NCV, during the fiscal year ended February 28, 2021, the Board of Trustees held four regular meetings and nine special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session ten times, the Performance Committee met in separate session nine times, the Contracts Committee met in separate session 11 times, the Compliance Committee met in separate session six times and the Valuation Committee met in separate session nine times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCV that were held during the fiscal year ended February 28, 2021.
With respect to NCZ, during the fiscal year ended February 28, 2021, the Board of Trustees held four regular meetings and nine special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session ten times, the Performance Committee met in separate session nine times, the Contracts Committee met in separate session 11 times, the Compliance Committee met in separate session six times and the Valuation Committee met in separate session nine times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCZ that were held during the fiscal year ended February 28, 2021.
With respect to ACV, during the fiscal year ended January 31, 2021, the Board of Trustees held four regular meetings and seven special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session ten times, the Performance Committee met in separate session nine times, the Contracts Committee met in separate session 11 times, the Compliance Committee met in separate session six times and the Valuation Committee met in separate session nine times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for ACV that were held during the fiscal year ended January 31, 2021.
With respect to NIE, during the fiscal year ended January 31, 2021, the Board of Trustees held four regular meetings and seven special meetings. The

Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session ten times, the Performance Committee met in separate session nine times, the Contracts Committee met in separate session 11 times, the Compliance Committee met in separate session six times and the Valuation Committee met in separate session nine times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NIE that were held during the fiscal year ended January 31, 2021.
With respect to NFJ, during the fiscal year ended January 31, 2021, the Board of Trustees held four regular meetings and seven special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session ten times, the Performance Committee met in separate session eight times, the Contracts Committee met in separate session 11 times, the Compliance Committee met in separate session six times and the Valuation Committee met in separate session nine times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NFJ that were held during the fiscal year ended January 31, 2021.
With respect to CBH, during the fiscal year ended February 28, 2021, the Board of Trustees held four regular meetings and seven special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session ten times, the Performance Committee met in separate session eight times, the Contracts Committee met in separate session 11 times, the Compliance Committee met in separate session six times and the Valuation Committee met in separate session nine times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for CBH that were held during the fiscal year ended February 28, 2021.
With respect to AIO, during the fiscal year ended February 28, 2021, the Board of Trustees held three regular meetings and seven special meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session ten times, the Performance Committee met in separate session nine times, the Contracts Committee met in separate session 11 times, the Compliance Committee met in separate session six times and the Valuation Committee met in separate session nine times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for AIO that were held during the fiscal year ended February 28, 2021.

The Trustees do not attend the annual Shareholder meetings.
Shareholder Communications with the Board of Trustees.   The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Angela Borreggine, Secretary, One Financial Plaza, Hartford, CT 06103. The Secretary of each Fund or her designee is responsible for reviewing properly submitted Shareholder communications. After reviewing such a communication, the Secretary shall either (i) promptly provide a copy of the communication to the Chair of the Board and, upon consultation with the Chair of the Board, determine whether such communication should be provided to the Board and/or Counsel to the Independent Trustees of the Board and/or others, for appropriate consideration and response, as appropriate or (ii) if a properly submitted communication is addressed to the attention of one or more specific Trustees, promptly provide a copy of the communication to the specific Trustee(s). The Secretary may, in good faith, determine that a Shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to any Shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual Shareholder meetings or to otherwise make themselves available to Shareholders for communications, other than by the aforementioned procedures.
Delinquent Section 16(a) Reports.   Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees, relevant officers, investment advisers and relevant affiliated persons of the investment advisers and the persons who beneficially own more than 10% of any class of outstanding securities of a Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year.

Required Vote.
The election of Mr. Aylward and the re-election of Ms. DeCotis and Mr. MacLeod to the Board of Trustees of NCV will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of NCV cast in the election of Trustees at the Meeting, in person or by proxy. The election of Mr. Drummond will require a plurality of the votes of the Preferred Shareholders of NCV cast in the election of Trustees at the meeting, in person or by proxy, with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share.
The election of Messrs. Aylward and McLoughlin and the re-election of Messrs. Kertess and MacLeod to the Board of Trustees of NCZ will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of NCZ cast in the election of Trustees at the Meeting, in person or by proxy. The election of Mr. Drummond will require a plurality of the votes of the Preferred Shareholders of NCZ cast in the election of Trustees at the meeting, in person or by proxy, with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share.
The election of Messrs. Aylward and McLoughlin and the re-election of Ms. DeCotis to the Board of Trustees of ACV will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of ACV cast in the election of Trustees at the Meeting, in person or by proxy. The election of Ms. Cogan will require a plurality of the votes of the Preferred Shareholders of ACV cast in the election of Trustees at the meeting, in person or by proxy.
The election of Messrs. Aylward and McLoughlin and the re-election of Messrs. Drummond and MacLeod to the Board of Trustees of NIE will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.
The election of Messrs. Aylward and McLoughlin and the re-election of Messrs. Kertess, MacLeod and Ogden to the Board of Trustees of NFJ will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.
The election of Mr. Aylward and the re-election of Messrs. Kertess, Ogden, Rappaport and Scoon to the Board of Trustees of CBH will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.
The election of Messrs. Aylward, Drummond, MacLeod and McLoughlin to the Board of Trustees of AIO will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.
THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
ADDITIONAL INFORMATION
Executive and Other Officers of the Funds
The officers of the Funds are appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus, VIA and/or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Trustees’ background.
Name and Year of Birth	Position(s) held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President, ACV, AIO, CBH, NCV, NCZ, NIE, NFJ (since 2021)	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff

Name and Year of Birth	Position(s) held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
& Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Angela Borreggine YOB: 1964	Vice President, Chief Legal Officer, Counsel and Secretary, ACV, AIO, CBH, NCV, NCZ, NIE, NFJ (since 2021)	Vice President and Senior Counsel, Virtus Investment Partners, Inc. (since 2021); Director, Senior Counsel, Chief Legal Officer and Secretary of 62 Funds in the Allianz Global Investors US LLC family of funds (2016 to 2021); Chief Legal Officer and Secretary (2016 to 2020), The Korea Fund, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer, ACV, AIO, CBH, NCV, NCZ, NIE, NFJ (since 2021)	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004),

Name and Year of Birth	Position(s) held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust;

Name and Year of Birth	Position(s) held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Engberg, Nancy J. YOB: 1956	Senior Vice President, ACV, AIO, CBH, NCV, NCZ, NIE, NFJ (since 2021)	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior

Name and Year of Birth	Position(s) held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President and Assistant Secretary, ACV, AIO, CBH, NCV, NCZ, NIE, NFJ (since 2021)	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Vice President, Chief Legal Officer and Secretary (since

Name and Year of Birth	Position(s) held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President ACV, AIO, CBH, NCV, NCZ, NIE, NFJ (since 2021)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth

Name and Year of Birth	Position(s) held with the Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Investments (2004 to 2017).
Adviser and Subadvisers.   Virtus Investment Advisers, Inc. (the “Adviser”) acts as investment adviser to the Funds. The Adviser is responsible for overseeing the investment management and administration services provided to the Funds. The Adviser is located at One Financial Plaza, Hartford, CT 06103. The Adviser has delegated the day-to-day portfolio management of the NFJ fund to NFJ Group and AllianzGI US. The Adviser has delegated the day-to-day portfolio management of all other Funds to AllianzGI US. NFJ Group is an affiliate of the Adviser and, like the Adviser, an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. NFJ Group is located at 2100 Ross Avenue, Suite 700, Dallas, TX 75201. AllianzGI US is located at 1633 Broadway, New York, New York 10019, and is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European-based multinational insurance and financial services holding company.
Independent Registered Public Accounting Firm.   The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending January 31, 2021 for ACV, NIE and NFJ, and February 28, 2021 for NCV, NCZ, CBH and AIO. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year, and also serves as the independent registered public accounting firm of various other investment companies for which the Adviser serves as investment adviser. PwC is located at 2001 Market Street, Philadelphia, PA 19103-7042. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.
A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.
Report of the Audit Oversight Committee.   In connection with the audit of each Fund’s financial statements for the fiscal year ended January 31, 2021 for ACV, NIE and NFJ and February 28, 2021 for CBH, NCV, NCZ and AIO, the Audit Oversight Committee: (1) reviewed and discussed each Fund’s 2021 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public

Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Oversight Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Oversight Committees recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2021.
The Audit Oversight Committee
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Hans W. Kertess
James S. MacLeod
Philip R. McLoughlin
William B. Ogden, IV
Alan Rappaport
Davey S. Scoon (Chair)
Pre-approval Policies and Procedures.   Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.
In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.
Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chair of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chair (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.
The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).
Audit Fees.   Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:
Fund	Fiscal Year Ended	Audit Fees
NIE	January 31, 2021	$66,503
	January 31, 2020	$64,192
NFJ	January 31, 2021	$78,671
	January 31, 2020	$75,937
ACV	January 31, 2021	$75,993
	January 31, 2020	$73,352
NCV	February 29, 2020	$83,356
	February 28, 2021	$80,459
NCZ	February 29, 2020	$83,356
	February 28, 2021	$80,459
CBH	February 29, 2020	$77,182
	February 28, 2021	$74,500
AIO	February 28, 2021	$72,520
	February 29, 2020	$70,000
Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.
The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.
Fund	Fiscal Year Ended	Audit-Related Fees
NIE	January 31, 2021	$0
	January 31, 2020	$0
NFJ	January 31, 2021	$0
	January 31, 2020	$0
ACV	January 31, 2021	$0
	January 31, 2020	$0
NCV	February 28, 2021	$17,738
	February 29, 2020	$17,738
NCZ	February 28, 2021	$17,738
	February 29, 2020	$30,238
CBH	February 28, 2021	$0
	February 29, 2020	$0
AIO	February 28, 2021	$0
	February 29, 2020	$0
Tax Fees.   Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
NIE	January 31, 2021	$12,000
	January 31, 2020	$16,652
NFJ	January 31, 2021	$12,000
	January 31, 2020	$18,803
ACV	January 31, 2021	$12,000
	January 31, 2020	$18,803
NCV	February 28, 2021	$12,000
	February 29, 2020	$18,060
NCZ	February 28, 2021	$12,000
	February 29, 2020	$18,060
CBH	February 28, 2021	$12,000
	February 29, 2020	$18,025
AIO	February 28, 2021	$12,000
	February 29, 2020	$16,652
All Other Fees.   All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.
During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.
Aggregate Non-Audit Fees.   The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below.
Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
NIE	January 31, 2021	$12,000	$1,409,502	$1,421,502
	January 31, 2020	$16,652	$963,218	$979,870
NFJ	January 31, 2021	$12,000	$1,409,502	1,421,502
	January 31, 2020	$18,803	$963,218	$982,021
ACV	January 31, 2021	$12,000	$1,409,502	$1,421,502
	January 31, 2020	$18,803	$963,218	$982,021
NCV**	February 28, 2021	$29,738	$—	$29,738
	February 29, 2020	$35,798	$945,480	$981,278

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
NCZ**	February 28, 2021	$29,738	$—	$29,738
	February 29, 2020	$48,298	$932,980	$981,278
CBH**	February 28, 2021	$12,000	$—	$12,000
	February 29, 2020	$18,052	$963,218	$981,243
AIO**	February 28, 2021	$12,000	$—	$12,000
	February 29, 2020	$16,652	$963,218	$979,870

**
Note the Funds changed various service providers in February 2021. Fiscal 2021 fees reflect the new service provider arrangements from and after the time of the transition and the prior service provider arrangements prior to the transition.

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.
Other Business.   As of the date of this Proxy Statement, each Fund’s officers and the Adviser know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.
Quorum, Adjournments and Methods of Tabulation.   A quorum for each of NIE and NFJ at the applicable Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. A quorum for each of NCV and NCZ at the applicable Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at Meeting, except that, (i) where the Common Shares will vote as a separate class, then 30% of such Common Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by such Common Shares and (ii) where the Preferred Shares will vote as a separate class, 30% of the votes represented by such Preferred Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by such Preferred Shares, with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share. A quorum for ACV, CBH or AIO at its Meeting will consist of the presence in person or by proxy of thirty-three and one-third percent (33 1∕3%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 33 1∕3% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. If the quorum required for a Proposal has not been met, the persons named in the proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund to be adjourned.
Where the Common Shares will vote as a separate class, the affirmative vote of a plurality of Common Shares present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to such Common Shares. Where the Preferred Shares will vote as a separate class, the affirmative vote of a plurality of votes represented by the Preferred Shares present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to such Preferred Shares, with each Preferred Share of NCV and NCZ entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended by the Fund’s Board for approval by shareholders, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.
Votes cast by proxy or in person at the Meeting will be counted by persons appointed by NCV, NCZ, ACV, NIE, CBH, NFJ and AIO as tellers (collectively, the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of such Proposal. For a proposal requiring approval by a specific percentage of shares present or outstanding, abstentions and broker non-votes will have the same effect as a vote against the proposal.
The Funds are sensitive to the health and travel concerns of the Funds’ Shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from COVID-19, the Meeting will be conducted telephonically. Any Shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of May 13, 2021, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 7, 2021 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of May 13, 2021, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 7, 2021 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of May 13, 2021 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.
In light of uncertainties relating to COVID-19, the Funds reserve the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to Shareholders or otherwise amend the Funds’ proxy materials. Although no decision has been made, the Funds may consider imposing additional procedures or limitations on Meeting attendees, subject to any restrictions imposed by applicable law. The Funds plan to announce these changes, if any, at https://ir.virtus.com/news/default.aspx, and encourage you to check this website prior to the Meeting.
Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date of the Annual Report to Shareholders
NCV	4/29/2021
NCZ	4/29/2021
CBH	4/29/2021
AIO	4/29/2021
Fund	Mail Date of the Annual Report to Shareholders
ACV	4/1/2021
NIE	4/1/2021
NFJ	4/1/2021
Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-866-270-7788 or writing to the Funds’ Secretary in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668.
Shareholder Proposals for the Annual Meeting for the 2021-2022 Fiscal Year.   It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in July 2022. Proposals of Shareholders intended to be presented at that annual meeting of a Fund must be received by the applicable Fund no later than February 1, 2022 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for a Fund intended to be presented at the annual meeting for the 2022-2023 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the applicable Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s Shareholder meeting; provided that, if, in accordance with applicable law, the upcoming Shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior Shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming Shareholder meeting date or (ii) the 10th business day following the date such upcoming Shareholder meeting date is first publicly announced or disclosed.
Assuming the next annual meeting is ultimately scheduled to be within 30 days of the July 8 anniversary of this year’s meeting, such proposals must be received no earlier than April 11, 2022 and no later than April 25, 2022. If a Shareholder who wishes to present a proposal fails to notify the Fund within the dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE APPLICABLE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE APPLICABLE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN ORDER FOR THE APPLICABLE MEETING TO BE HELD AS SCHEDULED.

Other Matters
The management of the Funds knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Sincerely,
Angela Borreggine
Secretary of the Funds
June 8, 2021

Exhibit A to Proxy Statement
Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”)
Virtus AllianzGI Convertible & Income Fund (“NCV”)
Virtus AllianzGI Convertible & Income Fund II (“NCZ”)
Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”)
Virtus AllianzGI Equity & Convertible Fund (“NIE”)
Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”)
Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”)
Audit Oversight Committee Charter
(Adopted as of January 14, 2004, as amended through December 17, 2019, with name changes effective February 1, 2021)
The Board of Trustees or Directors (each a “Board”) of each of the registered investment companies listed above (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.
Statement of Purpose and Functions
The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements relevant to financial reporting matters, the qualifications and independence of the Fund’s independent registered public accounting firm (“IA”), and the performance of the Fund’s internal control systems and IA. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.
The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the IA is responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “fieldwork” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.
Membership
The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three(3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion.
Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A- 3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.
Unless the Board otherwise determines, at least one member of the Committee shall be determined by the Board to be an “audit committee financial expert” (as defined for purposes of Form N-CSR).
One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

Responsibilities and Duties
The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:
1. Determine the selection, retention or termination of the Fund’s IA based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the IA shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a)of the Investment Company Act. The Fund’s IA must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the IA relating to financial reporting.
2. To consider the independence of the Fund’s IA at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the IA as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).
3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the IA to the Fund and (ii) all non-audit services rendered by the IA to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
4. Review and approve the fees charged by the IA to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.
5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s IA.
6. Obtain and review at least annually a report from the IA describing (i) the IA’s internal quality-control procedures and (ii) any material issues raised (a) by the IA’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more IA carried out by the firm, and any steps taken to address any such issues.
7. Review with the Fund’s IA arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the IA to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the IA matters required by the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.
Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.
9. Discuss with management and, as needed, the IA the Fund’s unaudited financial statements.
10. Review with the IA any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.
11. Review with management and, as applicable, with the IA the Fund’s accounting and financial reporting policies, practices and internal controls, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the IA.
12. Discuss with management its policies governing the process by which risk assessment and risk management is undertaken.
13. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.
14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.
15. Investigate or initiate the investigation of any fraud, improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.
17. Report to the Board on a regular basis (at least annually) on the Committee’s activities.
18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.
The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.
Scope of Responsibility
This Charter shall not be read to impose on the Committee or any member thereof any responsibility to take any action or supervise any activity of the Funds not otherwise specifically imposed by this Charter or applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or responsibilities that are greater than the duties and responsibilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or responsibilities of any other member of the Committee or the Board.
Meetings
At least annually, the Committee shall meet separately with the IA and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.
Outside Resources and Assistance from Management
The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s IA for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund;(ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.
Annual Evaluations
The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.
Adoption and Amendments
The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Common Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of Virtus AllianzGI Convertible & Income Fund hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 9:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY TH E UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Virtus AllianzGI Convertible & Income Fund – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. PROXY CARD Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD Deborah A. DeCotisOO James S. MacLeodOO George R. AylwardOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Preferred Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of Virtus AllianzGI Convertible & Income Fund hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 9:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES EN TIT LE D TO B E C AS T B Y TH E UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Virtus AllianzGI Convertible & Income Fund – Preferred Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. PROXY CARD Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD Deborah A. DeCotisOO James S. MacLeodOO George R. AylwardOO F. Ford DrummondOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Common Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of Virtus AllianzGI Convertible & Income Fund II hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 9:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY TH E UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Virtus AllianzGI Convertible & Income Fund II – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. PROXY CARD Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD Hans W. KertessOO James S. MacLeodOO George R. AylwardOO Philip R. McLoughlinOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Preferred Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of Virtus AllianzGI Convertible & Income Fund II hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 9:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statemen t. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY TH E UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Virtus AllianzGI Convertible & Income Fund II – Preferred Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. PROXY CARD Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD Hans W. KertessOO James S. MacLeodOO George R. AylwardOO Philip R. McLoughlinOO F. Ford DrummondOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Common Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of Virtus AllianzGI Diversified Income & Convertible Fund hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 9:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statemen t. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES EN TIT LE D TO B E C AS T B Y TH E UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Common Shares PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD Deborah A. DeCotisOO George R. AylwardOO Philip R. McLoughlinOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Preferred Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of Virtus AllianzGI Diversified Income & Convertible Fund hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 9:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statemen t. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY TH E UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Preferred Shares PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD Deborah A. DeCotisOO George R. AylwardOO Philip R. McLoughlinOO Sarah E. CoganOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Virtus AllianzGI Equity & Convertible Income Fund – Common Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of Virtus AllianzGI Equity & Convertible Income Fund hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 9:30 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statemen t. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Virtus AllianzGI Equity & Convertible Income Fund – Common Shares PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD F. Ford DrummondOO James S. MacLeodOO Philip R. McLoughlinOO George R. AylwardOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Virtus Dividend, Interest & Premium Strategy Fund – Common Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of Virtus Dividend, Interest & Premium Strategy Fund hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Virtus Dividend, Interest & Premium Strategy Fund – Common Shares PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD Hans W. KertessOO James S. MacLeodOO William B. Ogden IVOO George R. AylwardOO Philip R. McLoughlinOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Virtus AllianzGI Convertible & Income 2024 Target Term Fund – Common Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of Virtus AllianzGI Convertible & Income 2024 Target Term Fund hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 9:30 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES EN TIT LE D TO B E C AS T B Y TH E UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Virtus AllianzGI Convertible & Income 2024 Target Term Fund – Common Shares PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD Hans W. KertessOO William B. Ogden IVOO Alan RappaportOO Davey S. ScoonOO George R. AylwardOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund – Common Shares SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy voting number found below PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line LIVE with a live operator when you call toll-free (877) 674-6273 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund hereby appoints Angela Borreggine, George R. Aylward and W. Patrick Bradley, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 8, 2021 telephonically via conference call, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES EN TIT LE D TO B E C AS T B Y TH E UN DER SIGN ED W ILL B E C AST “FOR” S UCH PR OPO SA L. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/VirtusAllianzGI/docs/CEFAnnualMeeting.pdf.

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund – Common Shares PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a SIGNATURE (AND TITLE IF APPLICABLE)DATE corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY)DATE TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: ● THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PROPOSAL Election of Trustees FORWITHHOLD F. Ford DrummondOO James S. MacLeodOO Philip R. McLoughlinOO George R. AylwardOO You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING